                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material under Rule 14a-12
                      NUVEEN QUALITY PREFERRED INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS -                                            Chicago, Illinois
MARCH 5, 2003                                                60606
                                                             (800) 257-8787

NUVEEN QUALITY PREFERRED INCOME FUND
NUVEEN REAL ESTATE INCOME FUND
February 7, 2003

TO THE COMMON AND PREFERRED SHAREHOLDERS OF NUVEEN QUALITY PREFERRED INCOME FUND AND NUVEEN REAL ESTATE INCOME FUND:

Notice is hereby given that the Annual Meeting (the "Annual Meeting") of the common and preferred shareholders (collectively, the "shareholders") of each of the Nuveen Quality Preferred Income Fund and the Nuveen Real Estate Income Fund, Massachusetts business trusts (the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, March 5, 2003, at 10:00 a.m., Chicago time, for the following purposes:

    1. To elect seven (7) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified as follows:

        a) five (5) trustees to be elected by the holders of common shares and preferred shares ("FundPreferred(TM) shares") of each Fund, voting together as a single class; and

        b) two (2) trustees to be elected by the holders of FundPreferred shares only of each Fund, voting separately as a single class.

    2. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of each Fund at the close of business on January 7, 2003 are entitled to notice of and to vote at that Fund's Annual Meeting.

YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT
February 7, 2003                                        333 West Wacker Drive
                                                        Chicago, Illinois 60606
                                                        (800) 257-8787

NUVEEN QUALITY PREFERRED INCOME FUND - JTP
NUVEEN REAL ESTATE INCOME FUND - JRS

GENERAL INFORMATION

THIS JOINT PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES OF EACH OF THE NUVEEN QUALITY PREFERRED INCOME FUND (THE "QUALITY PREFERRED FUND") AND THE NUVEEN REAL ESTATE INCOME FUND (THE "REAL ESTATE FUND") (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS") OF PROXIES TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS OF EACH FUND TO BE HELD ON MARCH 5, 2003, AND AT ANY AND ALL ADJOURNMENTS THEREOF. This Joint Proxy Statement and form of proxy are first being mailed to shareholders of the Funds on or about February 7, 2003.

On the matter coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees for trustee, as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Because the same matters are being considered and voted on by the shareholders, the Board of Trustees of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. However, for the purpose of electing two trustees by the holders of FundPreferred shares of a Fund only, the holders of 33 1/3% of the FundPreferred shares of a Fund entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at each Annual Meeting. All properly completed proxy cards, whether representing a vote for, against, withheld, abstained or a broker non-vote (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter), will be counted as present for purposes of determining a quorum.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the trustees of each Fund, and therefore, votes withheld, abstentions and broker non-votes will have no effect on the election of trustees. The details of the proposal to be voted on by the shareholders of each Fund are set forth under the description of the proposal below.

Those persons who were shareholders of record of each Fund at the close of business on January 7, 2003 will be entitled to one vote for each share held at the meeting or any adjournment thereof. As of January 7, 2003, shares of the Funds were issued, outstanding and eligible to vote as follows:

-----------------------------------------------------------------------------------
                                                    COMMON
FUND                                              SHARES(1)    FUNDPREFERRED SHARES
-----------------------------------------------------------------------------------
Nuveen Quality Preferred Income Fund              28,111,350   3,520 Series M
                                                               3,520 Series T
                                                               3,520 Series W
                                                               3,520 Series TH
                                                               3,520 Series F
Nuveen Real Estate Income Fund                    64,283,289   1,720 Series M
                                                               1,720 Series T
                                                               1,720 Series W
                                                               1,720 Series F
-----------------------------------------------------------------------------------

(1) Common shares of the Quality Preferred Fund are listed on the New York Stock Exchange under the symbol "JTP" and common shares of the Real Estate Fund are listed on the American Stock Exchange under the symbol "JRS".

The following table indicates which shareholders are solicited with respect to each matter for each Fund individually:

-------------------------------------------------------------------------------
                                                         COMMON   FUNDPREFERRED
TRUSTEES                                                 SHARES      SHARES
-------------------------------------------------------------------------------
1(a) Election of trustees by all shareholders (James E.    X           X
Bacon, William E. Bennett, Jack B. Evans, Thomas E.
Leafstrand and Sheila W. Wellington nominated)
1(b) Election of trustees by FundPreferred shares only                 X
(William L. Kissick and Timothy R. Schwertfeger
nominated)
-------------------------------------------------------------------------------

1. ELECTION OF TRUSTEES

At each Fund's Annual Meeting, seven (7) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. However, Mr. Bacon is expected to retire from his position as a trustee of the Funds on July 1, 2003. Under the terms of each Fund's organizational documents, holders of FundPreferred shares are entitled to elect two (2) trustees, and the remaining trustees are to be elected by holders of common shares and FundPreferred shares, voting together as a single class.

          (a) Five trustees are to be elected by holders of common shares and FundPreferred shares of each Fund voting together as a single class. Trustees Bacon, Bennett, Evans, Leafstrand and Wellington are nominees for election by all shareholders.

          (b) Holders of FundPreferred shares of each Fund are entitled to elect two of the trustees for their respective Fund. Trustees Kissick and Schwertfeger are nominees for election by holders of FundPreferred shares.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the trustees of each Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present board of trustees (the "Board of Trustees").

Other than Timothy R. Schwertfeger, none of the trustees has ever been a director or an employee of Nuveen Investments, LLC ("Nuveen") or any affiliate of Nuveen.

All of the trustees have been trustees of each Fund since its inception.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE OF THE FUNDS

------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                   TERM OF OFFICE                                          FUND COMPLEX
                             POSITION(S) HELD      AND LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME, ADDRESS AND BIRTHDATE     WITH FUNDS          TIME SERVED               DURING PAST 5 YEARS           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of the
Funds
James E. Bacon               Trustee           - Term - One            Treasurer, Cathedral of St. John         19
333 West Wacker Drive                          Year(1)(2)              the Divine (New York City)
Chicago, IL 60606                              - Length of Service -   1997-present; formerly, Director
(2/27/31)                                       Since Inception        of Lone Star Industries, Inc.
                                                                       (1992-1999); previously, Director
                                                                       and Executive Vice President of
                                                                       U.S. Trust Corporation and Trustee
                                                                       of United States Trust Company of
                                                                       New York.
William E. Bennett           Trustee           - Term - One Year(1)    Private Investor; previously             19
333 West Wacker Drive                          - Length of Service -   President and C.E.O., Draper &
Chicago, IL 60606                               Since Inception        Kramer, Inc. (a private company
(10/16/46)                                                             that handles mortgage banking,
                                                                       real estate development, pension
                                                                       advising and real estate
                                                                       management) (1995-1998).
Jack B. Evans                Trustee           - Term - One Year(1)    President, The Hall-Perrine              19
333 West Wacker Drive                          - Length of Service -   Foundation (a private
Chicago, IL 60606                               Since Inception        philanthropic corporation);
(10/22/48)                                                             Director, Alliant Energy; Director
                                                                       and Vice Chairman, United Fire &
                                                                       Casualty Company; Director,
                                                                       Federal Reserve Bank of Chicago;
                                                                       previously President and Chief
                                                                       Operating Officer, SCI Financial
                                                                       Group, Inc. (a regional financial
                                                                       services firm).

---------------------------  -------------

                                 OTHER
                               DIRECTOR-
                             SHIPS HELD BY
NAME, ADDRESS AND BIRTHDATE     TRUSTEE
---------------------------  -------------
Nominees who are not
interested persons of the
Funds
James E. Bacon                        N/A
333 West Wacker Drive
Chicago, IL 60606
(2/27/31)
William E. Bennett                    N/A
333 West Wacker Drive
Chicago, IL 60606
(10/16/46)
Jack B. Evans                See Principal
333 West Wacker Drive          Occupation
Chicago, IL 60606            description.
(10/22/48)

------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                   TERM OF OFFICE                                          FUND COMPLEX
                             POSITION(S) HELD      AND LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME, ADDRESS AND BIRTHDATE     WITH FUNDS          TIME SERVED               DURING PAST 5 YEARS           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
William L. Kissick           Trustee           - Term - One Year(1)    Professor Emeritus, School of            19
333 West Wacker Drive                          - Length of Service -   Medicine and the Wharton School of
Chicago, IL 60606                              Since Inception         Management and former Chairman,
(7/29/32)                                                              Leonard Davis Institute of Health
                                                                       Economics, University of
                                                                       Pennsylvania; Adjunct Professor,
                                                                       Health Policy and Management, Yale
                                                                       University.
Thomas E. Leafstrand         Trustee           - Term - One Year(1)    Retired; previously, Vice                19
333 West Wacker Drive                          - Length of Service -   President in charge of Municipal
Chicago, IL 60606                               Since Inception        Underwriting, Trading, and Dealer
(11/11/31)                                                             Sales at The Northern Trust
                                                                       Company.
Sheila W. Wellington         Trustee           - Term - One Year(1)    President of Catalyst (a                 19
333 West Wacker Drive                          - Length of Service -   not-for-profit organization
Chicago, IL 60606                               Since Inception        focusing on women's leadership
(2/24/32)                                                              development in business and the
                                                                       professions).

---------------------------  -------------

                                 OTHER
                               DIRECTOR-
                             SHIPS HELD BY
NAME, ADDRESS AND BIRTHDATE     TRUSTEE
---------------------------  -------------
William L. Kissick                    N/A
333 West Wacker Drive
Chicago, IL 60606
(7/29/32)
Thomas E. Leafstrand                  N/A
333 West Wacker Drive
Chicago, IL 60606
(11/11/31)
Sheila W. Wellington                  N/A
333 West Wacker Drive
Chicago, IL 60606
(2/24/32)

------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                                                           PORTFOLIOS IN
                                                   TERM OF OFFICE                                          FUND COMPLEX
                             POSITION(S) HELD      AND LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN
NAME, ADDRESS AND BIRTHDATE     WITH FUNDS          TIME SERVED               DURING PAST 5 YEARS           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Nominee who is an
interested person of the
Funds
*Timothy R. Schwertfeger     Chairman of the   - Term - One Year(1)    Chairman (since 1999) and Trustee       141
333 West Wacker Drive        Board and         - Length of Service -   of the funds advised by Nuveen
Chicago, IL 60606            Trustee            Since Inception        Institutional Advisory Corp.
(3/28/49)                                                              (since 1996); Chairman (since
                                                                       1996) and Director of Nuveen
                                                                       Investments, Inc., Nuveen
                                                                       Investments, LLC, Nuveen Advisory
                                                                       Corp., Nuveen Institutional
                                                                       Advisory Corp. and the funds
                                                                       advised by Nuveen Advisory Corp.
                                                                       and Nuveen Institutional Advisory
                                                                       Corp.; Chairman and Director
                                                                       (since 1997) of Nuveen Asset
                                                                       Management, Inc.; Director (since
                                                                       1996) of Institutional Capital
                                                                       Corporation; Chairman and Director
                                                                       of Rittenhouse Financial Services,
                                                                       Inc. (since 1999); Chief Executive
                                                                       Officer and Director of Nuveen
                                                                       Senior Loan Asset Management, Inc.
                                                                       (since 1999); formerly, President
                                                                       of the Funds advised by Nuveen
                                                                       Advisory Corp. and by Nuveen
                                                                       Institutional Advisory Corp.
------------------------------------------------------------------------------------------------------------------------

---------------------------  -------------

                                 OTHER
                               DIRECTOR-
                             SHIPS HELD BY
NAME, ADDRESS AND BIRTHDATE     TRUSTEE
---------------------------  -------------
Nominee who is an
interested person of the
Funds
*Timothy R. Schwertfeger     See Principal
333 West Wacker Drive          Occupation
Chicago, IL 60606            description.
(3/28/49)
---------------------------

 * "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Funds' investment adviser, Nuveen Institutional Advisory Corp. Trustees who are not Interested Persons of a Fund are deemed to be "Independent Trustees."

(1) Each trustee is elected each year by shareholders and serves until his/her successor is elected.

(2) Mr. Bacon is expected to retire from his position as a trustee of the Funds on July 1, 2003 pursuant to each Fund's retirement policy.

In addition to the Funds, the trustees are also trustees of 8 open-end funds and 9 closed-end funds advised by Nuveen Institutional Advisory Corp. ("NIAC"). In addition, Mr. Schwertfeger is a director of 92 closed-end funds and 30 open-end funds advised by Nuveen Advisory Corp. ("NAC").

THE FUNDS' OFFICERS

The following table sets forth information with respect to each officer of the Funds. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2003.

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
BIRTHDATE                      WITH FUNDS              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief                - Term - Until July 2003   Managing Director (since 2002), formerly, Vice
333 West Wacker Drive      Administrative       - Length of Service -      President, Assistant Secretary and Associate
Chicago, IL 60606          Officer               Since Inception           General Counsel of Nuveen Investments, LLC;
(9/9/56)                                                                   Managing Director (since 2002) (formerly, Vice
                                                                           President), General Counsel and Assistant
                                                                           Secretary of Nuveen Advisory Corp. and Nuveen
                                                                           Institutional Advisory Corp.; Managing Director
                                                                           (since 2002) (formerly, Vice President) and
                                                                           Assistant Secretary of Nuveen Senior Loan Asset
                                                                           Management, Inc. (since 1999); Managing
                                                                           Director and Assistant Secretary of Nuveen
                                                                           Asset Management Inc.; Assistant Secretary of
                                                                           Nuveen Investments, Inc., Chartered Financial
                                                                           Analyst; Chief Administrative Officer (2002),
                                                                           previously, Vice President (since 1993) and
                                                                           Secretary (since 1998) of the Funds advised by
                                                                           NIAC and NAC.
Michael T. Atkinson        Vice President       - Term - Until July 2003   Vice President (since 2002), formerly Assistant
333 West Wacker Drive                           - Length of Service -      Vice President (since 2000), previously,
Chicago, IL 60606                                Since 2002                Associate of Nuveen Investments, LLC; Vice
(2/3/66)                                                                   President of the Funds advised by NIAC and NAC
                                                                           (since 2002).

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
BIRTHDATE                     OFFICER
-------------------------  -------------
Gifford R. Zimmerman           141
333 West Wacker Drive
Chicago, IL 60606
(9/9/56)
Michael T. Atkinson            141
333 West Wacker Drive
Chicago, IL 60606
(2/3/66)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
BIRTHDATE                      WITH FUNDS              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President and   - Term - Until July 2003   Vice President of Nuveen Investments, LLC
333 West Wacker Drive      Treasurer            - Length of Service -      (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                               Since Inception            President from 1997 to 1999; formerly,
(11/28/67)                                                                 Associate of Nuveen Investments, LLC; Vice
                                                                           President and Treasurer of Nuveen Senior Loan
                                                                           Asset Management, Inc. (since 1999); Chartered
                                                                           Financial Analyst; Vice President and Treasurer
                                                                           of the Funds advised by NIAC and NAC (since
                                                                           1999).
Susan M. DeSanto           Vice President       - Term - Until July 2003   Vice President (since 2001) of NIAC and NAC;
333 West Wacker Drive                           - Length of Service -      previously, Vice President of Van Kampen
Chicago, IL 60606                                Since Inception           Investment Advisory Corp. (since 1998); prior
(9/8/54)                                                                   thereto Assistant Vice President of Van Kampen
                                                                           Investment Advisory Corp. (since 1994); Vice
                                                                           President of the Funds advised by NIAC and NAC
                                                                           (since 2001).
Jessica R. Droeger         Vice President       - Term - Until July 2003   Vice President (since 2002) and Assistant
333 West Wacker Drive      and Secretary        - Length of Service -      General Counsel (since 1998), formerly
Chicago, IL 60606                                Since 2002                Assistant Vice President (since 1998) of Nuveen
(9/24/64)                                                                  Investments, LLC; Vice President and Assistant
                                                                           Secretary (since 2002), formerly Assistant Vice
                                                                           President (since 1998) of NIAC and NAC; prior
                                                                           thereto, Associate at the law firm D'Ancona
                                                                           Partners LLC.; Vice President and Secretary
                                                                           (since 2002), formerly Assistant Secretary
                                                                           (1998-2002), of the Funds advised by NIAC and
                                                                           NAC.
Lorna C. Ferguson          Vice President       - Term - Until July 2003   Vice President of Nuveen Investments, LLC
333 West Wacker Drive                           - Length of Service -      (since 1998); Vice President of Nuveen Advisory
Chicago, IL 60606                                Since Inception           Corp. and Nuveen Institutional Advisory Corp;
(10/24/45)                                                                 Vice President of the Funds advised by NIAC and
                                                                           NAC (since 1998).

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
BIRTHDATE                     OFFICER
-------------------------  -------------
Peter H. D'Arrigo              141
333 West Wacker Drive
Chicago, IL 60606
(11/28/67)
Susan M. DeSanto               141
333 West Wacker Drive
Chicago, IL 60606
(9/8/54)
Jessica R. Droeger             141
333 West Wacker Drive
Chicago, IL 60606
(9/24/64)
Lorna C. Ferguson              141
333 West Wacker Drive
Chicago, IL 60606
(10/24/45)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
BIRTHDATE                      WITH FUNDS              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President       - Term - Until July 2003   Managing Director (since 2002) of Nuveen
333 West Wacker Drive                           - Length of Service -      Investments, LLC; Managing Director (since
Chicago, IL 60606                               Since Inception            2001), formerly Vice President (since 1995) of
(3/2/64)                                                                   Nuveen Advisory Corp. and Nuveen Institutional
                                                                           Advisory Corp.; Chartered Financial Analyst;
                                                                           Vice President of the Funds advised by NIAC and
                                                                           NAC (since 1996).
Stephen D. Foy             Vice President and   - Term - Until July 2003   Vice President of Nuveen Investments, LLC and
333 West Wacker Drive      Controller           - Length of Service -      (since 1998) Nuveen Investments, Inc.;
Chicago, IL 60606                                Since Inception           Certified Public Accountant; Vice President and
(5/31/54)                                                                  Controller of the Funds advised by NIAC and NAC
                                                                           (since 1998).
David J. Lamb              Vice President       - Term - Until July 2003   Vice President of Nuveen Investments, LLC
333 West Wacker Drive                           - Length of Service -      (since 2000), prior thereto, Assistant Vice
Chicago, IL 60606                                Since Inception           President (since 1999), formerly Associate of
(3/22/63)                                                                  Nuveen Investments, LLC; Certified Public
                                                                           Accountant; Vice President of the Funds advised
                                                                           by NIAC and NAC (since 2000).
Tina M. Lazar              Vice President       - Term - Until July 2003   Vice President of Nuveen Investments, LLC
333 West Wacker Drive                           - Length of Service -      (since 1999), prior thereto, Assistant Vice
Chicago, IL 60606                                Since 2002                President (since 1993); Vice President of the
(8/27/61)                                                                  Funds advised by NIAC and NAC (since 2002).
Larry W. Martin            Vice President and   - Term - Until July 2003   Vice President, Assistant Secretary and
333 West Wacker Drive      Assistant Secretary  - Length of Service -      Assistant General Counsel of Nuveen
Chicago, IL 60606                                Since Inception           Investments, LLC; Vice President and Assistant
(7/27/51)                                                                  Secretary of Nuveen Advisory Corp., Nuveen
                                                                           Institutional Advisory Corp. and Nuveen Senior
                                                                           Loan Asset Management, Inc. (since 1999);
                                                                           Assistant Secretary of Nuveen Investments,
                                                                           Inc.; Assistant Secretary of Nuveen Asset
                                                                           Management (since 1997); Vice President of the
                                                                           Funds advised by NIAC and NAC (since 1993).

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
BIRTHDATE                     OFFICER
-------------------------  -------------
William M. Fitzgerald          141
333 West Wacker Drive
Chicago, IL 60606
(3/2/64)
Stephen D. Foy                 141
333 West Wacker Drive
Chicago, IL 60606
(5/31/54)
David J. Lamb                  141
333 West Wacker Drive
Chicago, IL 60606
(3/22/63)
Tina M. Lazar                  141
333 West Wacker Drive
Chicago, IL 60606
(8/27/61)
Larry W. Martin                141
333 West Wacker Drive
Chicago, IL 60606
(7/27/51)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
NAME, ADDRESS AND           POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
BIRTHDATE                      WITH FUNDS              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV        Vice President       - Term - Until July 2003   Managing Director (since January 2002),
333 West Wacker Drive                           - Length of Service -      formerly Vice President of Nuveen Investments,
Chicago, IL 60606                               Since Inception            LLC; Managing Director (since 1997) of Nuveen
(7/7/65)                                                                   Advisory Corp. and Nuveen Institutional
                                                                           Advisory Corp.; Chartered Financial Analyst;
                                                                           Vice President of the Funds advised by NIAC and
                                                                           NAC (since 1996).
--------------------------------------------------------------------------------------------------------------------------

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
NAME, ADDRESS AND            SERVED BY
BIRTHDATE                     OFFICER
-------------------------  -------------
Edward F. Neild, IV            141
333 West Wacker Drive
Chicago, IL 60606
(7/7/65)
-------------------------

BENEFICIAL OWNERSHIP

The following table lists the dollar range and number of equity securities of each Fund and of all of the Nuveen funds overseen by the trustees beneficially owned by the trustees as of December 31, 2002:

---------------------------------------------------------------------------------
                                                               AGGREGATE DOLLAR
                                                                RANGE OF EQUITY
                          DOLLAR RANGE OF EQUITY SECURITIES    SECURITIES IN ALL
                                    IN THE FUND/               FUNDS OVERSEEN OR
                             (NUMBER OF SHARES HELD)(1)        TO BE OVERSEEN BY
                          ---------------------------------    TRUSTEE IN FAMILY
                             QUALITY            REAL             OF INVESTMENT
                            PREFERRED          ESTATE          COMPANIES (NUMBER
NAME OF TRUSTEE               FUND              FUND          OF SHARES HELD)(2)
------------------------  -------------   -----------------   -------------------
James E. Bacon            0/(0 shares)        0/(0 shares)          Over $100,000
                                                                    (9,327 shares)
William E. Bennett        0/(0 shares)        0/(0 shares)       $50,001-$100,000
                                                                    (3,175 shares)
Jack B. Evans             0/(0 shares)        0/(0 shares)          Over $100,000
                                                                   (15,041 shares)
William L. Kissick        0/(0 shares)        0/(0 shares)          Over $100,000
                                                                    (6,485 shares)
Thomas E. Leafstrand       $1-$10,000/    $10,001-$50,000/          Over $100,000
                          (500 shares)      (3,000 shares)         (33,833 shares)
Timothy R. Schwertfeger   0/(0 shares)        0/(0 shares)          Over $100,000
                                                                  (432,338 shares)
Sheila W. Wellington      0/(0 shares)        0/(0 shares)          Over $100,000
                                                                   (13,052 shares)
                          ============    ================    ===================
Total number of shares:            500               3,000                527,839
---------------------------------------------------------------------------------

(1) As of December 31, 2002, the trustees and executive officers as a group beneficially owned 500 and 3,000 common shares of the Quality Preferred Fund and the Real Estate Fund, respectively.
(2) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the nominee in the Funds and in all Nuveen funds overseen by each trustee. For each trustee, the amount reflected includes share equivalents of certain Nuveen funds in which the trustee is deemed to be invested pursuant to a deferred compensation plan for Independent Trustees. For Mr. Schwertfeger, the amount reflected also includes shares held in Nuveen's 401(k)/ Profit Sharing Plan.

The above persons have sole voting power and sole investment power as to the shares listed above, with the exception of Mr. Schwertfeger's and Ms. Wellington's shares being held jointly with their respective spouses.

On December 31, 2002, the trustees and executive officers of each Fund as a group beneficially owned 534,239, common shares (less than 1% of common shares outstanding) of all of the Nuveen funds (including share equivalents of certain Nuveen funds in which the trustee is deemed to be invested in connection with the deferral of compensation by trustees pursuant to a deferred compensation plan and shares held by the executive officers in Nuveen's 401(k)/Profit Sharing
Plan). As of December 31, 2002, the trustees and executive officers of each Fund as a group owned less than 1% of any class of outstanding shares of a Fund. As of December 31, 2002, none of the trustees beneficially owned any FundPreferred shares. As of January 7, 2003, no shareholder owned more than 5% of any class of shares of a Fund. As of December 31, 2002, Gifford R. Zimmerman, Chief Administrative Officer and sole executive officer of each Fund, owned no shares of either Fund.

OTHER AFFILIATIONS OR RELATIONSHIPS OF TRUSTEES

As of the end of each Fund's most recent fiscal year, none of the Independent Trustees, nor any immediate family member of an Independent Trustee, owns shares of NIAC, the Fund's sub-adviser or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with NIAC, the Fund's sub-adviser or a principal underwriter of the Funds.

There have been no transactions by a Fund since the beginning of its last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any trustee, executive officer or security holder of more than 5% of any class of the voting securities of such Fund or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to a Fund in an amount in excess of $60,000 at any time since that date.

No Independent Trustee, nor any immediate family member of such a trustee, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, a principal underwriter of a Fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of a Fund. Moreover, no Independent Trustee (or immediate family member of any Independent Trustee) has, or has had in the last two fiscal years of a Fund, any direct or indirect relationships or any direct or indirect material interest in any transaction or series of transactions or in any currently proposed transaction or series of transactions, in which an amount involved exceeds $60,000, in which the following persons were or are a party: the Fund, an officer of a Fund, any investment company sharing the same investment adviser or principal underwriter as a Fund or any officer of such a company, any investment adviser or principal underwriter of a Fund or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of a Fund, or any officer of such a person.

Since each Fund's inception, no officer of any investment adviser or principal underwriter of the Fund or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund, has served as a director on a board of a company where any of the Independent Trustees or nominees of the Fund, or immediate family members of such persons, has served as an officer. However, Ms. Wellington, trustee, has served as President and a Director of Catalyst, Inc., a not-for-profit corporation working to advance women in business and the professions. Catalyst's board of directors currently consists of thirty-nine directors, each of whom serves for no compensation. Mr. Jeffrey R. Immelt, Chairman and CEO of General Electric Company ("GE"), has served as a Director of Catalyst since December 2001. GE indirectly owns the Real Estate Fund's sub-adviser, Security Capital Research & Management Incorporated.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which any trustee or affiliated person is a party adverse to a Fund or any of its affiliated persons or has a material interest adverse to a Fund or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any trustee or executive officer of a Fund within the past five years.

COMPENSATION

The trustee affiliated with Nuveen and NIAC serves without any compensation from the Funds. The Independent Trustees receive a $35,000 annual retainer for serving as a trustee for all funds managed by NIAC, $1,000 fee per day plus expenses for attendance in person and $500 for attendance by telephone at all meetings except meetings of the executive committee and the valuation committee, or meetings of the dividend committee held solely to declare a dividend, $200 for attendance in person or by telephone at a meeting of the valuation committee or the dividend committee held solely to declare a dividend and $100 for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds on the basis of relative net asset sizes.

The following table shows, for each trustee who is not affiliated with Nuveen or NIAC, (1) the compensation paid by the Real Estate Fund for its most recent fiscal year and the estimated compensation paid by the Quality Preferred Fund for its current fiscal year, (2) pension or retirement benefits accrued as part of Fund expenses, (3) estimated annual benefits upon retirement, and (4) the total compensation paid by the Nuveen funds during the calendar year 2002.

                                                               PENSION OR
                                                               RETIREMENT
                                                         BENEFITS ACCRUED      ESTIMATED ANNUAL
                                       COMPENSATION       AS PART OF FUND         BENEFITS UPON            TOTAL
                                     FROM THE FUNDS              EXPENSES            RETIREMENT     COMPENSATION
                                -------------------   -------------------   -------------------        FROM FUND
                                  QUALITY      REAL     QUALITY      REAL     QUALITY      REAL         AND FUND
NAME OF                         PREFERRED    ESTATE   PREFERRED    ESTATE   PREFERRED    ESTATE     COMPLEX PAID
PERSON, POSITION                  FUND(1)      FUND        FUND      FUND        FUND      FUND   TO TRUSTEES(2)
------------------------------  --------------------------------------------------------------------------------
James E. Bacon, Trustee            9$,833   $5,980        $0        $0          $0        $0          $48,800
William E. Bennett, Trustee       10,325     6,462         0         0           0         0           53,050
Jack B. Evans, Trustee             9,933     5,980         0         0           0         0           49,100
William L. Kissick, Trustee        9,533     6,080         0         0           0         0           49,000
Thomas E. Leafstrand, Trustee     10,325     6,462         0         0           0         0           52,300
Sheila W. Wellington, Trustee      9,833     5,830         0         0           0         0           47,600
----------------------------------------------------------------------------------------------------------------

(1) The estimated compensation for the Quality Preferred Fund is for the fiscal year ending July 31, 2003.
(2) Includes the total compensation for service on the Boards of the 8 open-end and 11 closed-end funds advised by NIAC.

Nuveen Investments, Inc., parent company of NIAC, maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The Independent Trustees of each Fund are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of an Independent Trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the corporate contributions committee of Nuveen Investments, Inc. The Independent Trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Independent Trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the corporate contributions committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940 and Section 16(a) of the Securities Act of 1934 (the "1934 Act") require each of each Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission ("SEC") and the applicable stock exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of the required forms furnished to each Fund, each Fund believes that during its most recent fiscal year, the Fund's officers and trustees, investment adviser and affiliated persons of the investment adviser complied with all such applicable filing requirements, except that late filings for each Fund were made on Form 3 on behalf of all Board members and officers, the investment adviser and affiliated persons of the investment adviser. To the knowledge of management of each Fund, no shareholder of the Fund owns more than 10% of a registered class of the Fund's equity securities.

COMMITTEES

William L. Kissick and Timothy R. Schwertfeger serve as the current members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee of the Real Estate Fund held two meetings during its most recent fiscal year and the executive committee of the Quality Preferred Fund held one meeting during its most recent fiscal year.

Thomas E. Leafstrand, William E. Bennett and Timothy R. Schwertfeger were the members of the dividend committee of each Fund during its most recent fiscal year. The dividend committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of the Real Estate Fund held four meetings during its most recent fiscal year and the dividend committee of the Quality Preferred Fund held no meetings during its most recent fiscal year.

Thomas E. Leafstrand, William E. Bennett and James E. Bacon were the members of the valuation committee of each Fund during its most recent fiscal year. The valuation committee oversees the Funds' pricing procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee of the Real Estate Fund held one meeting during its most recent fiscal year and the valuation committee of the Quality Preferred Fund held no meetings during its most recent fiscal year.

Each Fund's Board of Trustees has an audit committee currently composed of James
E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand, trustees of the Fund who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards and Section 121(A) of the American Stock Exchange listing standards, as applicable. The Fund's audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee of the Real Estate Fund held two meetings and the Quality Preferred Fund held no meetings during each Fund's most recent fiscal year. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this Joint Proxy Statement.

Nomination of the Independent Trustees of each Fund is committed to a nominating and governance committee composed of the Independent Trustees of the Fund. Members of the Fund's nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. Each Fund's nominating and governance committee identifies and recommends individuals to be nominated for election as Independent Trustees. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of trustees, (2) the selection of various committee assignments, and (3) trustee education, board meetings and board performance.

The nominating and governance committee of the Real Estate Fund held five meetings and the nominating and governance committee of the Quality Preferred Fund held no meetings during each Fund's most recent fiscal year. In the event of a vacancy on the Board of Trustees, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The committees intend to adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and the applicable stock exchange.

The Board of Trustees of the Real Estate Fund held four regular board meetings and two special board meetings, and the Board of Trustees of the Quality Preferred Fund held no regular board meetings, and no special board meetings during each Fund's most recent fiscal year. During the last fiscal year, each trustee attended 75% or more of each Fund's board meetings and committee meetings (if a member thereof).

AUDIT COMMITTEE REPORT

The audit committee of the Board of Trustees of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) the Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of each Fund's financial and internal controls. The committee also recommends to the Board of Trustees the selection of each Fund's independent auditors. The committee is currently composed of five non-employee trustees and operates under a written charter adopted and approved by the Board of Trustees. Each committee member of the Quality Preferred Fund and the Real Estate Fund is independent as defined by New York Stock Exchange and American Stock Exchange, respectively, listing standards.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board of Trustees include the audited financial statements in each Fund's Annual Report.

The members of the audit committee are:

James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP ("E&Y") for professional services for the audit of each Fund's financial statements for the most recently completed fiscal year were as follows:

                                  FINANCIAL INFORMATION
                        AUDIT      SYSTEMS DESIGN AND      ALL OTHER
        FUND            FEES       IMPLEMENTATION FEES       FEES
        ----           -------    ---------------------    ---------
Quality Preferred
  Fund                 $ 5,720             $0               $6,455
Real Estate Fund        11,440              0                3,054

OTHER FEES. All other fees noted above represent fees paid to E&Y for services relating to annual excise tax calculations, tax research, and quarterly agreed upon procedures for rating agencies to verify compliance with the FundPreferred shares' asset maintenance tests. E&Y performed each of the services noted in their capacity as independent auditor for each Fund.

The audit committee has considered whether the receipt of non-audit fees by E&Y are compatible with maintaining the independence of E&Y.

APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Trustees has appointed E&Y, certified public accountants, as independent auditors to examine the annual consolidated statements for the fiscal year ending July 31, 2003 and October 31, 2003 for the Quality Preferred Fund and the Real Estate Fund, respectively. A representative of E&Y will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. E&Y has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, NIAC or any other investment company sponsored by Nuveen.

INFORMATION ABOUT EACH FUND'S INVESTMENT ADVISER AND SUB-ADVISER

NIAC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser for each Fund. Spectrum Asset Management, Inc., located at 4 High Ridge Park, Stamford, Connecticut 06905, serves as the sub-adviser to the Quality Preferred Fund. Spectrum is an independently managed subsidiary of Principal Capital Management LLC which is part of Principal Financial Group Inc, a publically-traded diversified, insurance and financial services company. Security Capital Research & Management Incorporated ("Security Capital"), located at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, serves as sub-adviser for the Real Estate Fund. Security Capital is an indirect wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). GE Capital is one of the principal financial services businesses of GE. GE is a diversified services, technology and manufacturing company with operations worldwide. NIAC is 100% owned by Nuveen Investments, Inc., which in turn is approximately 78% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen Investments,

LLC, 333 West Wacker Drive, Chicago, Illinois 60606, a wholly-owned subsidiary of Nuveen Investments, Inc., acted as co-managing underwriter in the initial public offerings of the common shares of the Funds and their FundPreferred shares.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of the Fund to be held in 2004, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 10, 2003. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside the process of Rule 14a-8 must submit such written notice not later than December 24, 2003. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of Nuveen or NIAC, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year of the Quality Preferred Fund and the Real Estate Fund ended July 31, 2002 and October 31, 2002, respectively.

ANNUAL REPORT DELIVERY

Annual reports were sent following each Fund's fiscal year to shareholders then of record. Each Fund will furnish, without charge, a copy of its annual or semi-annual reports to its shareholders upon request. Such written or oral requests should be directed to the applicable Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Please note that only one annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or Joint Proxy Statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at a Fund's Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of an Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Jessica R. Droeger
Vice President and Secretary

February 7, 2003

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEE CHARTER

                                January 31, 2002

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee Members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The audit Committee is responsible for the following:

     Fund Financial Statements:

         1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

         2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

         3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

         4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

         5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

         6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

         7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

         8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

      Other responsibilities:

         9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

        11. Reviewing the reports of examinations by regulatory authorities.

        12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

        13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

        14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

        15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' principal statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                            NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                       STP/JRS0203

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

[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606  NUVEEN QUALITY PREFERRED INCOME FUND


                         ANNUAL MEETING OF SHAREHOLDERS

                                 COMMON SHARES


You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly, using the enclosed envelope, if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case, you will be asked to enter the control number on the right hand side of this proxy card.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
                                                                [ACCOUNT NUMBER]
--------------------------------------------------------------------------------


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVEEN QUALITY PREFERRED INCOME FUND
COMMON SHARES
VOTE ON PROPOSAL


1. ELECTION OF NOMINEES TO THE BOARD
01) James E. Bacon                           FOR     WITHHOLD    FOR ALL
02) William E. Bennett                       ALL       ALL       EXCEPT
03) Jack B. Evans                            / /       / /         / /
04) Thomas E. Leafstrand
05) Sheila W. Wellington

                       To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

                       ---------------------------------



-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Please be sure to sign and date this proxy, if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF SHAREHOLDERS, MARCH 5, 2003

The Annual Meeting of shareholders will be held Wednesday, March 5, 2003, at 10:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 5, 2003, or any adjournment or adjournments thereof.

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
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

[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606   NUVEEN QUALITY PREFERRED INCOME FUND - PREFERRED SERIES M,
                    T, W, TH and F


                         ANNUAL MEETING OF SHAREHOLDERS

                              FUNDPREFERRED SHARES

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly, using the enclosed envelope, if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case, you will be asked to enter the control number on the right hand side of this proxy card.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
                                                                [ACCOUNT NUMBER]
--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVEEN QUALITY PREFERRED INCOME FUND - PREFERRED SERIES M, T, W, TH and F FUNDPREFERRED SHARES
VOTE ON PROPOSAL


1. ELECTION OF NOMINEES TO THE BOARD
01) James E. Bacon                               FOR     WITHHOLD    FOR ALL
02) William E. Bennett                           ALL       ALL       EXCEPT
03) Jack B. Evans                                / /       / /         / /
04) William L. Kissick
05) Thomas E. Leafstrand
06) Sheila W. Wellington
07) Timothy R. Schwertfeger

                        To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

                        ---------------------------------



-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Please be sure to sign and date this proxy, if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF SHAREHOLDERS, MARCH 5, 2003

The Annual Meeting of shareholders will be held Wednesday, March 5, 2003, at 10:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 5, 2003, or any adjournment or adjournments thereof.
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